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                                                                    EXHIBIT 10.3


                             COMMVAULT SYSTEMS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

                          Mayer, Brown, Rowe & Maw LLP
                                Chicago, Illinois


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                             COMMVAULT SYSTEMS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

                             COMMVAULT SYSTEMS, INC.

                                   Certificate

      I,___________________, ______________ of CommVault Systems, Inc., having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of the CommVault Systems, Inc. Long-Term Stock Incentive Plan as currently in effect.

      WITNESS my hand this ___ day of ____________, 2006.


                                             ___________________________________
                                             As Aforesaid


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                             COMMVAULT SYSTEMS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

                                    Section 1
                                     GENERAL

1.1 Purpose. The CommVault Systems, Inc. Long-Term Stock Incentive Plan (the "Plan") has been established by CommVault Systems, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals (including transferees of Eligible Individuals to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section
         8).

                                    Section 2
                                OPTIONS AND SARS

2.1      Definitions.

         (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an incentive stock option (an "ISO") or a non-qualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

         (b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.


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2.2      Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; provided that, the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant; and further provided that the Exercise Price for an Option or SAR with respect to a share of Stock shall not be less than the par value of a share of Stock.

2.3 Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

         (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

         (b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee. Except as otherwise provided by the Committee, payments made with shares of Stock shall be limited to shares held by the Participant for not less than six months prior to the payment date.

         (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         (d) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by delivery of a promissory note containing such terms as the Committee shall establish.

2.5 Settlement of Award. Settlement of Options and SARs is subject to subsection 4.7.

                                    Section 3
                               OTHER STOCK AWARDS

3.1      Definitions.

         (a) A "Bonus Stock" Award is a grant of shares of Stock in return for previously performed services, or in return for the Participant surrendering other compensation that may be due, or in return for amounts paid by the Participant.


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         (b)      A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

         (c) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

         (d) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2 Restrictions on Awards. Each Bonus Stock Award, Stock Unit Award, Performance Share Award, Restricted Stock Award and Restricted Stock Unit Award shall be subject to such conditions, restrictions and contingencies as the Committee shall be subject to the following:

         (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

         (b) The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code section 162(m). The Performance Measures established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, may be measured gross or net and may be on a total or per share basis. The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: earnings (e.g., earnings before income taxes, or "EBIT"; earnings before income taxes, depreciation and amortization, or "EBITDA"; earnings per share, or "EPS"), financial return ratios (e.g., return on investment, or "ROI"; return on invested capital, or "ROIC"; return on equity, or "ROE"), revenue, operating or net cash flows, total shareholder return, market share, operating income or net income, debt load reduction, expense management, stock price and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. For Awards under this Section 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).


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                                    Section 4
                          OPERATION AND ADMINISTRATION

4.1 Effective Date. Subject to the approval of the stockholders of the Company, the Plan shall be effective as of the completion of an initial public offering of the Stock (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by stockholders, the Awards shall be contingent on approval of the Plan by the stockholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).

4.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

         (a) The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

         (b) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 6,000,000 shares of Stock, plus, if on April 1 of any year in which the Plan is in effect the number of shares of Stock with respect to which Awards may be granted is less than five percent (5%) of the number of outstanding shares of Stock on such date, an annual increase (determined as of April 1 of each year) of an amount of shares such that the total number of shares available for Awards under the Plan is equal to five percent (5%) of the number of outstanding shares of Stock on such date.

         (c) To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (d) If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (e) Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan:


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                  (i)      The maximum number of shares of Stock that may be
                           issued pursuant to Options intended to be ISOs shall be 25,000,000 shares during the duration of the Plan.

                  (ii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to
                           Section 2 (relating to Options and SARs) shall be 25,000,000 shares during the duration of the Plan. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

                  (iii) For Stock Unit Awards, Performance Share Awards, Restricted Stock Awards or Restricted Unit Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than 25,000,000 shares of Stock may be subject to such Awards granted to any one individual during duration of the Plan (regardless of when such shares are deliverable) and if such Awards are settable in cash, no more than $1,000,000 may be subject to such Awards granted to any individual during any one-calendar-year period (regardless of when such amounts are deliverable.

         (f) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

         (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, and the applicable requirements of any securities exchange or similar entity.

         (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated


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                  basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through (a) cash payment by the Participant, (b) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this paragraph (b) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this paragraph (b) above shall be limited to shares held by the Participant for not less than six months prior to the payment date), or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that such shares under this paragraph (c) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

4.5 Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

4.7 Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes


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         referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

4.13     Limitation of Implied Rights.

         (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any,


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                  payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

         (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                    Section 5
                                CHANGE IN CONTROL

         Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, (a) upon a Change in Control that is a merger or consolidation pursuant to which the Company is the surviving corporation (other than a merger or consolidation pursuant to which the Company survives but pursuant to which a majority of its outstanding shares of Stock are converted into securities of another corporation or entity or are exchanged for other consideration), any Option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of Stock then subject to the Option would have been entitled to receive, and (b) upon a Change in Control that is a dissolution or liquidation of the Company or a merger or consolidation pursuant to which the Company is not the surviving corporation or pursuant to which a majority of its outstanding shares of Stock are so converted or exchanged, every Option hereunder shall terminate; provided, however, that if any dissolution, liquidation, merger or consolidation described in paragraph (b) is contemplated, the Company shall either arrange for any corporation succeeding to the business or assets of the Company to issue to the Participant replacement awards (which, in the case of ISOs, shall satisfy the requirements of the Section 424 of the Code) on such corporation's stock or shall make the outstanding Options fully exercisable (even if they would not otherwise then be exercisable) at least 20 days before the effective date of any such dissolution, liquidation, merger or consolidation.

                                    Section 6
                                    COMMITTEE

6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be the Committee appointed by the Board. If the


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         Committee does not exist, or for any other reason determined by the
         Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

6.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

         (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, to make adjustments to Awards to reflect changes in the Participant's relationship with the Company and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

         (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

         (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

         (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

         (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

6.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect.

         Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    Section 7
                            AMENDMENT AND TERMINATION

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Section 7. Notwithstanding the foregoing, it is the intent of the Company that the Plan and Awards made hereunder comply with the requirements of section 409A of the Code. The Board retains the right to amend the Plan, and the Committee retains the right to amend any Awards made under the Plan, to the extent it deems necessary or desirable to conform to the requirements of section 409A and applicable guidance issued thereunder.

                                    Section 8
                                  DEFINED TERMS

         In addition to the other definitions contained herein, the following definitions shall apply:

         (a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Bonus Stock Awards, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, and Performance Share Awards.

         (b) Board. The term "Board" shall mean the Board of Directors of the Company.

         (c)      Change in Control. The term "Change in Control" shall mean:

                  (i) the consummation of transactions approved by the stockholders of the Company pursuant to a definitive agreement to merge the Company into or consolidate the Company with another entity, sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided that if the merger, consolidation, sale of assets or liquidation is not consummated for any reason, then no Change in Control shall be deemed to have occurred, and further provided, that if the merger, consolidation, sale of assets or liquidation is consummated, then a Change in Control shall be deemed to have occurred as of the date of the consummation of the transaction; provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the Company, the surviving corporation or corporation directly or indirectly controlling the Company or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the Company immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Company may be a new holder of such beneficial ownership; provided, further, that a transaction with an "Affiliate" of the Company (as defined in the Exchange Act) shall not be treated as a Change in Control; or

                  (ii) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the Company is acquired, other than from the Company, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than by an Affiliate or any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Company); or

                  (iii) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

                  Notwithstanding the foregoing, Change in Control shall not be deemed any change due to a public offering of Stock or any other securities of the Company.

         (d) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

         (e) Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Subsidiary and any consultant, director, or other person providing services to the Company or a Subsidiary; provided however, that an ISO may only be granted to an employee of the Company or a Subsidiary. An Award may be granted to an individual, in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the individual first performs such services.

         (f) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

                  (i) If, as of the date for which a determination is to be made, the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the "Fair Market Value" shall be the closing price of the


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

                           Stock on the principal exchange or market on which the Stock is then listed or admitted to trading determined as of the business day preceding the date for which the determination is to be made.

                  (ii) If, as of the date for which a determination is to be made, the sale prices are not available or the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, then the "Fair Market Value" shall be the closing price for the Stock as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service determined as of the business day preceding the date for which the determination is to be made.

                  (iii) If, in accordance with rules established by the Committee, a determination of "Fair Market Value" is required as of any date and, as of that date, paragraphs (i) and (ii) next above are inapplicable, then the "Fair Market Value" as of that date shall be determined by a nationally-recognized appraisal or investment banking firm experienced in appraising businesses, or by such other person, employee or entity as shall be determined by the Committee from time to time or such other method as the Committee may decide in its sole discretion, with such valuation to be performed in accordance with such rules and considerations as are established by the Committee. The Company shall bear the fees and expenses of such valuation.

         (g) Stock. The term "Stock" shall mean shares of common stock of the Company.

         (h) Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.


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